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                            MFS(R) MID CAP VALUE FUND

                      Supplement to the Current Prospectus



The third paragraph under the caption "Principal Investment Policies" is revised as follows:

         Medium market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap TM Index range at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap TM Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 65% investment policy. As of July 9, 1999 the top of the Russell Midcap TM Index range was $12.7 billion. The fund's investments may include securities traded in the over-the-counter markets.


                  The date of this Supplement is July 16, 1999.